                                                                  EXHIBIT 10.84

     THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.


DECEMBER 29, 2000

1,100,000 SHARES                                                WARRANT NO. W-4


                           THERMOVIEW INDUSTRIES, INC.
                             STOCK PURCHASE WARRANT


Registered Owner: BROWN SIMPSON PARTNERS I, LTD.

      This certifies that, for value received, Thermoview Industries, Inc., a Delaware corporation, the ("COMPANY") grants the following rights to the Registered Owner, or assigns, of this Warrant:

      1. ISSUE. Upon tender (as defined in Section 5 hereof) to the Company, the Company, within three Business Days of the date thereof, shall issue to the Registered Owner, or assigns, up to the number of shares specified in Section 2 hereof of fully paid and nonassessable shares of $.001 par value Common Stock of the Company that the Registered Owner, or assigns, is otherwise entitled to purchase.

      2. NUMBER OF SHARES. The total number of shares of Common Stock that the Registered Owner, or assigns, of this Warrant is entitled to receive upon exercise of this Warrant (the "WARRANT SHARES") is 1,100,000 shares. The Company shall at all times reserve and hold available sufficient shares of Common Stock to satisfy all conversion and purchase rights represented by this Warrant. The Company covenants and agrees that all shares of Common Stock that may be issued upon the exercise of this Warrant shall, upon issuance, be duly and validly issued, fully paid and nonassessable, free from all taxes, liens and charges with respect to the purchase and the issuance of the shares, and shall not have any legend or restrictions on resale, except as required by Section 3.1(b) of the Securities Agreement or applicable securities laws.

      3. EXERCISE PRICE. The initial per share exercise price of this Warrant, representing the price per share at which the shares of stock issuable upon exercise of this Warrant may be purchased, is twenty eight cents ($.28) (the "EXERCISE PRICE").


      4. EXERCISE PERIOD. This Warrant may be exercised from the Closing Date (as defined in the Securities Agreement) up to and including April 22, 2004 (the "EXERCISE PERIOD"). If not exercised during this period, this Warrant and all rights granted under this Warrant shall expire and lapse.


      5.    TENDER; ISSUANCE OF CERTIFICATES.

      a. This Warrant may be exercised, in whole or in part, by (i) actual delivery of (a) an amount of cash equal to the product of the Exercise Price and the Warrant Shares to be purchased, (b) a duly executed Warrant Exercise Form, a copy of which is attached to this Warrant as EXHIBIT A, properly executed by the Registered Owner, or assigns, of this Warrant, and (c) by surrender of this Warrant, or
            (ii) if the resale of the Warrant Shares by the Registered Owner is not then registered pursuant to an effective registration statement under the Securities Act, delivery to the Company of a written notice of an election to effect a "Cashless Exercise" (as defined below) for the Warrant Shares specified in the Warrant Exercise Form. The Warrant Shares so purchased shall be deemed to be issued to the Registered Owner as of the close of business on the date on which this Warrant shall have been surrendered, the completed Warrant Exercise Form shall have been delivered and payment shall have been made for such shares as set forth above. The payment and Warrant Exercise Form must be delivered to the registered office of the Company either in person or as provided in Section 12 hereof.

      b. If the Warrant Shares are not saleable pursuant to an effective registration statement, then in addition to the exercise of all or a part of this Warrant by payment of the Exercise Price in cash as provided above, and in lieu of such payment, the Registered Owner shall have the right to effect a cashless exercise (a "CASHLESS EXERCISE"). In the event of a Cashless Exercise the Registered Owner may exercise this Warrant in whole or in part by surrendering this Warrant in exchange for the number of shares of Common Stock equal to the product of (x) the number of shares as to which this Warrant is being exercised multiplied by (y) a fraction, the numerator of which is the Per Share Market Value of the Common Stock less the Exercise Price then in effect and the denominator of which is the Per Share Market Value (in each case adjusted for fractional shares as herein provided).

      c. In lieu of physical delivery of the Warrant, provided the Company's transfer agent is participating in The Depository Trust Company ("DTC") Fast Automated Securities Transfer ("FAST") program, upon request of the Registered Owner and in compliance with the provisions hereof, the Company shall use its best efforts to cause its transfer agent to electronically transmit the Warrant Shares to the Registered Owner by crediting the account of the Registered Owner's Prime

            Broker with DTC through its Deposit Withdrawal Agent Commission system. The time period for delivery described herein shall apply to the electronic transmittals described herein.

      d. Certificates for the Warrant Shares so purchased, representing the aggregate number of shares specified in the Warrant Exercise Form, shall be delivered to the Registered Owner within a reasonable time, not exceeding three (3) Business Days, after this Warrant shall have been so exercised. The certificates so delivered shall be in such denominations as may be requested by the Registered Owner and shall be registered in the name of the Registered Owner or such other name as shall be designated by such Registered Owner. If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall, at its expense, at the time of delivery of such certificates, deliver to the Registered Owner a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised.

      6.    ADJUSTMENT OF EXERCISE PRICE; ADJUSTMENT OF SHARES.

            a. COMMON STOCK DIVIDENDS; COMMON STOCK SPLITS; REVERSE COMMON STOCK SPLITS. If the Company, at any time while this Warrant is outstanding, (a) shall pay a stock dividend on its Common Stock, (b) subdivide outstanding shares of Common Stock into a larger number of shares, (c) combine outstanding shares of Common Stock into a smaller number of shares or (d) issue by reclassification of shares of Common Stock any shares of capital stock of the Company, then (i) the Exercise Price shall be multiplied by a fraction the numerator of which shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and the denominator of which shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this paragraph (6)(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

            b. RIGHTS; WARRANTS. If the Company, at any time while this Warrant is outstanding, shall issue rights or warrants to all of the holders of Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the Exercise Price, the Exercise Price shall be multiplied by a fraction, the denominator of which shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase, and the numerator of which shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at the Exercise Price. Such adjustment shall be made whenever such rights or warrants are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights or warrants.

            c. SUBSCRIPTION RIGHTS. If the Company, at any time while this Warrant is outstanding, shall distribute to all of the holders of Common Stock evidence of its indebtedness or assets or rights or warrants to subscribe for or purchase any security (excluding those referred to in paragraphs 6(a) and (b) above), then in each such case the Exercise Price at which the Warrant shall thereafter be exercisable shall be determined by multiplying the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction, the denominator of which shall be the Per Share Market Value of Common Stock determined as of the record date mentioned above, and the numerator of which shall be such Per Share Market Value of the Common Stock on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of Common Stock as determined by the Board of Directors in good faith; PROVIDED, HOWEVER, that in the event of a distribution exceeding ten percent (10%) of the net assets of the Company, such fair market value shall be determined by an Appraiser selected in good faith by the Registered Owner of the Warrant; and PROVIDED, FURTHER, that the Company, after receipt of the determination by such Appraiser shall have the right to select in good faith an additional Appraiser meeting the same qualifications in which case the fair market value shall be equal to the average of the determinations by each such Appraiser. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

            d. ROUNDING. All calculations under this Section 6 shall be made to the nearest cent or the nearest l/l00th of a share, as the case may be.

            e. NOTICE OF ADJUSTMENT. Whenever the Exercise Price is adjusted pursuant to paragraphs 6(a), (b) or (c), the Company shall promptly deliver to the Registered Owner a notice setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.


            f.    RECLASSIFICATION, ETC. If:

            (i) the Company shall declare a dividend (or any other distribution) on its Common Stock; or

            (ii) the Company shall declare a special nonrecurring cash dividend on or a redemption of its Common Stock; or

            (iii) the Company shall authorize the granting to the holders of the
                  Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; or

            (iv) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock of the Company, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; or

            (v) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company;

      then the Company shall cause to be filed at each office or agency maintained for the purpose of exercise of this Warrant, and shall cause to be delivered to the Registered Owner, at least 15 Business Days prior to the applicable record or effective date hereinafter specified, a notice (provided such notice shall not include any material non-public information) stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; PROVIDED, HOWEVER, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. Notwithstanding the foregoing, the Registered Owner shall be entitled to convert the Warrant for shares of Common Stock during the 15-day period commencing on the date of such notice to the effective date of the event triggering such notice.

            g. ADJUSTMENT TO EXERCISE PRICE. If the Company, at any time while this Warrant is outstanding, takes any of the actions described in this Section 6(g), then, in order to prevent dilution of the rights granted under this Warrant, the Exercise Price will be subject to adjustment from time to time as provided in this Section 6(g).

                  (i) ADJUSTMENT OF EXERCISE PRICE UPON ISSUANCE OF COMMON STOCK. If at any time while this Warrant is outstanding the Company issues or sells, or is deemed to have issued or sold, any shares of Common Stock (other than the Underlying Shares or shares of Common Stock deemed to have been issued by the Company in connection with an Approved Stock Plan or shares of Common Stock issuable upon the exercise of any options or warrants outstanding on the date hereof and listed in Schedule 2.1(c) of the Purchase Agreement or shares of Common Stock issued or deemed to have been issued as consideration for an acquisition (including earn-out payments funded with Common Stock) by the Company of a division, assets or business (or stock constituting any portion thereof) from another person) for a consideration per share less than the Exercise Price in effect immediately prior to such issuance or sale, then immediately after such issue or sale, the Exercise Price shall be multiplied by a fraction, the denominator of which shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such shares plus the number of additional shares of Common Stock offered for subscription or purchase, and the numerator of which shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such shares plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at the Exercise Price. Such adjustment shall be made whenever such shares are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such shares. For the purpose of determining the adjusted Exercise Price under this Section 6(g)(i), the following shall be applicable:

                  (A) ISSUANCE OF OPTIONS. If at any time while this Warrant is outstanding the Company in any manner grants any rights or options to subscribe for or to purchase Common Stock or any stock or other securities convertible into or exchangeable for Common Stock (other than the Underlying Shares or shares of Common Stock deemed to have been issued by the Company in connection with an Approved Stock Plan or shares of Common Stock issuable upon the exercise of any options or warrants outstanding on the date hereof and listed in
            Schedule 2.1(c) of the Purchase Agreement or shares of Common Stock issued or deemed to have been issued as consideration for an acquisition (including earn-out payments funded with Common Stock) by the Company of a division, assets or business (or stock constituting any portion thereof) from another person) (such rights or options being herein called "OPTIONS" and such convertible or exchangeable stock or securities being herein called "CONVERTIBLE SECURITIES") and the price per share for which Common Stock is issuable upon the exercise of such Options or upon conversion or exchange of such Convertible Securities is less than the Exercise Price in effect immediately prior to such grant, the Exercise Price shall be multiplied by a fraction, the denominator of which shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase, and the numerator of which shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at the Exercise Price. Such adjustment shall be made whenever such rights or Options are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights or Options. No adjustment of the Exercise Price shall be made upon the actual issuance of such Common Stock or of such Convertible Securities upon the exercise of such Options or upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities.

                  (B) ISSUANCE OF CONVERTIBLE SECURITIES. If at any time while this Warrant is outstanding the Company in any manner issues or sells any Convertible Securities and the price per share for which Common Stock is issuable upon such conversion or exchange (other than the Underlying Shares or shares of Common Stock deemed to have been issued by the Company in connection with an Approved Stock Plan, shares of Common Stock issuable upon the exercise of any options or warrants outstanding on the date hereof and listed in
            Schedule 2.1(c) of
            the Purchase Agreement, or shares of Common Stock issued or deemed to have been issued as consideration for an acquisition (including earn-out payments funded with Common Stock) by the Company of a division, assets or business (or stock constituting any portion thereof) from another person) is less than the Exercise Price in effect immediately prior to issuance or SALE, the Exercise Price shall be multiplied by a fraction, the denominator of which shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase, and the numerator of which shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at the Exercise Price. Such adjustment shall be made whenever such rights or warrants are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights or warrants. No adjustment of the Exercise Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustment of the Exercise Price had been or are to be made pursuant to other provisions of this Section 6(g)(i), no further adjustment of the Exercise Price shall be made by reason of such issue or sale.

                  (C) CHANGE IN OPTION PRICE OR RATE OF CONVERSION. If there is a change at any time in (i) the purchase price provided for in any Options, (ii) the additional consideration, if any, payable upon the issuance, conversion or exchange of any Convertible Securities or (iii) the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock, then the Exercise Price in effect at the time of such change shall be readjusted to the Exercise Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold; provided that no adjustment shall be made if such adjustment would result in an increase of the Exercise Price then in effect.

                  (D) EFFECT ON EXERCISE PRICE OF CERTAIN EVENTS. For purposes of determining the adjusted Exercise Price under this Section 6(g)(i), the following shall be applicable:

                        (I) CALCULATION OF CONSIDERATION RECEIVED. If any Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the net amount received by the Company therefor. In case any Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company will be the fair value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company will be the arithmetic average of the Per Share Market Values of such security for the five (5) consecutive Trading Days immediately preceding the date of receipt thereof. In case any Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Stock, Options or Convertible Securities, as the case may be. The fair value of any consideration other than cash or securities will be determined jointly by the Company and the registered owners of a majority of the Underlying Shares of Warrants then outstanding. If such parties are unable to reach agreement within thirty (30) days after the occurrence of an event requiring valuation (the "VALUATION EVENT"), the fair value of such consideration will be determined within four (4) days of the thirtieth (30th) day following the Valuation Event by an Appraiser selected in good faith by the Company and agreed upon in good faith by the holders of a majority of the Warrants then outstanding. The determination of such Appraiser shall be binding upon all parties absent manifest error.

                        (II) INTEGRATED TRANSACTIONS. In case any Option is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Options will be deemed to have been issued for an aggregate consideration of $.001.

                        (III) TREASURY SHARES. The number of shares of Common
                  Stock outstanding at any given time does not include shares owned or held by or for the account of the Company, and the disposition of any shares so owned or held will be considered an issue or sale of Common Stock.

                        (IV) RECORD DATE. If the Company takes a record of the holders of Common Stock for the purpose of entitling them (1) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities or (2) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                        (V) CERTAIN EVENTS. If any event occurs of the type contemplated by the provisions of this Section 6(g)(i) (subject to the exceptions stated therein) but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company's Board of Directors will make an appropriate adjustment in the Exercise Price so as to protect the rights of the Registered Owner, or assigns, of this Warrant; provided, however, that no such adjustment will increase the Exercise Price as otherwise determined pursuant to this Section 6(g).

            (h) ADJUSTMENT OF NUMBER OF SHARES. Upon each adjustment of the Exercise Price as a result of the calculations made in this
                  Section 6, this Warrant shall thereafter evidence the right to receive, at the adjusted Exercise Price, that number of shares of Common Stock (calculated to the nearest one-hundredth) obtained by dividing (i) the product of the aggregate number of shares covered by this Warrant immediately prior to such adjustment and the Exercise Price in effect immediately prior to such adjustment of the Exercise Price by (ii) the Exercise Price in effect immediately after such adjustment of the Exercise Price. However, in no event shall an adjustment of the Exercise Price under Section 6 provide for the right to acquire a number of Warrant Shares, including Common Stock issued to Registered Owner as a dividend which must be aggregated with the Warrant Shares under the American Stock Exchange Rules, which exceeds 19.9% of the number of shares of Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of the Warrant, or at any future date on which the outstanding number of shares increases. Any further adjustment will be suspended until such time as the Registered Holder holds less than 19.9% of the outstanding Common Stock of the Company, at which point all adjustments that the Registered Holder is entitled to shall be made.

            (i) INCREASE IN EXERCISE PRICE. In no event shall any provision in this Section 6 cause the Exercise Price to be greater than the Exercise Price on the date of issuance of this Warrant.

      7. MERGER. If at any time after the date hereof there shall be a merger or consolidation of the Company with or into another corporation, whether or not the Company is the surviving corporation, or the sale, transfer, lease or other conveyance of all or substantially all of the Company's properties or assets to any other person (hereinafter referred to as a "Merger Event"), then, as part of such Merger Event, lawful provision shall be made so that Registered Holder shall thereafter be entitled to receive, upon exercise of this Warrant, the number of shares of stock or other securities of the successor corporation resulting from such Merger Event equivalent in value to that which would have been issuable if Registered Holder had exercised this Warrant immediately prior to the Merger Event. In any such case, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interest of Registered Holder after the Merger Event to the end that the provisions of this Warrant (including adjustments of the Exercise Price and the number of shares of Common Stock purchasable) shall be applicable to the greatest extent possible.

      8. RESTRICTION ON EXERCISE BY EITHER THE REGISTERED OWNER OR THE COMPANY. Notwithstanding anything herein to the contrary, in no event shall any Registered Owner or the Company have the right or be required to exercise this Warrant if as a result of such exercise the aggregate number of shares of Common Stock beneficially owned by such Registered Owner and its Affiliates would exceed 4.99% of the outstanding shares of the Common Stock following such exercise. For purposes of this Section 8, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended. The provisions of this Section 8 may be waived by a Registered Owner as to itself (and solely as to itself) upon not less than 65 days prior written notice to the Company, and the provisions of this Section 8 shall continue to apply until such 65th day (or later, if stated in the notice of waiver).


      9. OFFICER'S CERTIFICATE. Whenever the number of shares purchasable upon exercise shall be adjusted as required by the provisions of Section 6, the Company shall forthwith maintain at its principal office an officer's certificate showing the adjusted number of shares determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment and the manner of computing such adjustment. Each such officer's certificate shall be signed by the chairman, president or chief financial officer of the Company and by the secretary or any assistant secretary of the Company. Each such officer's certificate shall be made available at all reasonable times for inspection by any Registered Owner of the Warrants and the Company shall, forthwith after each such adjustment, deliver a copy of such certificate to the each of the Registered Owners.

      10. DEFINITIONS. Capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Securities Agreement. As used in this Warrant, the following terms have the following meanings:

      "AFFILIATE" means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, "CONTROL," when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms of "AFFILIATED," CONTROLLING" and "CONTROLLED" have meanings correlative to the foregoing.

      "APPRAISER" shall mean a nationally recognized or major regional investment banking firm or firm of independent certified public accountants of recognized standing.

      "BUSINESS DAY" means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the state of New York generally are authorized or required by law or other government actions to close.

      "CLOSING" has the meaning set forth in Section 1.2 of the Securities Agreement.

      "COMMON STOCK" means the shares of the Company's Common Stock, par value $.001 per share.

      "COMPANY" means Thermoview Industries, Inc., a Delaware corporation.

      "EXERCISE PERIOD" has the meaning assigned to it in Section 4 hereof.

      "EXERCISE PRICE" has the meaning assigned to it in Section 3 hereof

      "PER SHARE MARKET VALUE" means on any particular date (i) the closing bid price per share of the Common Stock on such date on the American Stock Exchange or other registered national stock exchange on which the Common Stock is then listed or if there is no such price on such date, then the closing bid price on such exchange or quotation system on the date nearest preceding such date, or
(ii) if the Common Stock is not listed then on the American Stock Exchange or any registered national stock exchange, the closing bid price for a share of Common Stock in the over-the-counter market, as reported by the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices) at the close of business on such date, or
(iii) if the Common Stock is not then publicly traded the fair market value of a share of Common Stock as determined by an Appraiser selected in good faith by the holder of this Warrant; PROVIDED, HOWEVER, that the Company, after receipt of the determination by such Appraiser, shall have the right to select, in good faith, an additional Appraiser, in which case the fair market value shall be equal to the average of the determinations by each such Appraiser; and PROVIDED, FURTHER that all determinations of the Per Share Market Value shall be appropriately adjusted for any stock dividends, stock splits or other similar transactions during such period.

      "SECURITIES AGREEMENT" means that certain Securities Agreement, dated December 29, 2000, between the Company and the Purchaser.

      "PURCHASER" has the meaning set forth in the Securities Agreement.

      "REGISTERED OWNER" means the person identified on the face of this Warrant as the registered owner hereof or such other person as shown on the records of the Company as being the registered owner of this Warrant.

      "TRADING DAY(S)" means any day on which the primary market on which shares of Common Stock are listed is open for trading.

      "WARRANT SHARES" has the meaning assigned to it the Securities Agreement.

      "WARRANT(S)" means the warrants issuable at the Closing.


      11. RESERVATION OF WARRANT SHARES; LISTING. The Company covenants that it will at all times reserve and keep available out of its authorized shares of Common Stock, free from preemptive rights, solely for the purpose of issue upon exercise of the Warrants as herein provided, such number of shares of the Common Stock as shall then be issuable upon the exercise of all outstanding Warrants into Common Stock. The Company covenants that all shares of the Common Stock issued upon exercise of the

Warrant which shall be so issuable shall, when issued, be duly and validly issued and fully paid and non-assessable. The Company shall promptly secure the listing of the shares of Common Stock issuable upon exercise of the Warrant upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance upon exercise of this Warrant) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all shares of Common Stock from time to time issuable upon the exercise of this Warrant and the Company shall so list on each national securities exchange or automated quotation system, as the case may be, and shall maintain such listing of, any other shares of capital stock of the Company issuable upon the exercise of this Warrant if and so long as any shares of the same class shall be listed on such national securities exchange or automated quotation system.

      12.   REGISTRATION RIGHTS.

      a. REQUIRED REGISTRATION. On or prior to May 31, 2002, and to the extent that the Company is eligible to use the Form S-3 Registration Statement, the Company will prepare and file with the Commission a Registration Statement (the "Initial Registration Statement") which shall cover all Warrant Shares. If the Company is not eligible to use the Form S-3 Registration Statement on or prior to May 31, 2002, the Company agrees to prepare and file such Form S-3 Registration Statement as soon as practicable after becoming eligible to use the Form S-3 Registration Statement.

      b. DEMAND REGISTRATION. After receipt of a written request from the Registered Holder representing at least an aggregate of 70% of the total of all Warrant Shares subject to purchase upon exercise of this Warrant requesting that Company effect the registration of Warrant Shares issuable upon the exercise of such holder's Warrants under the Securities Act and specifying the intended method or methods of disposition thereof, ("Demand Request") Company shall, as expeditiously as is possible, use its best efforts to effect the registration under the Securities Act of all Warrant Shares which Company has been so requested to register by such Registered Holders for sale, all to the extent required to permit the disposition (in accordance with the intended method or methods thereof, as aforesaid) of the Warrant Shares so registered; PROVIDED, HOWEVER, that Company shall not be required to effect more than two registrations of any Warrant Stock pursuant to this Section 12, unless Company shall be eligible to file a registration statement on Form S-3 (or other comparable short form) under the Securities Act, in which event there shall be no limit on the number of such registrations pursuant to this Section 12.

      c. REGISTRATION PROCEDURES. If Company is required by the provisions of this Section 12 to use its best efforts to effect the registration of any of its securities under the Securities Act, Company will, as expeditiously as possible,but with respect to a Demand Request, no later than sixty (60) days after delivery of the Demand Request, or thirty (30) days if the Company is eligible to file a registration statement on Form S-3:

                  i. prepare and file with the Commission a Registration Statement with respect to such securities and use its best efforts to cause such Registration Statement to become and remain effective for a period of time required for the disposition of such securities by the holders thereof;

                  ii. prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such Registration Statement until the earlier of such time as all of such securities have been disposed of in a public offering or the expiration of 180 days;

                  iii. furnish to such selling security holders such number of copies of a summary prospectus or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents, as such selling security holders may reasonably request;

                  iv. use its best efforts to register or qualify the securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions within the United States and Puerto Rico as each holder of such securities shall request (PROVIDED, HOWEVER, that Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any jurisdiction in which it is not then qualified or to file any general consent to service or process), and do such other reasonable acts and things as may be required of it to enable such holder to consummate the disposition in such jurisdiction of the securities covered by such Registration Statement; and

                  vi. otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, but not later than 18 months after the effective date of the Registration Statement, an earnings statement covering the period of at least 12 months beginning with the first full month after the effective date of such Registration Statement, which earnings statements shall satisfy the provisions of Section 11(a) of the Securities Act.

      d. PIGGYBACK RIGHTS. The Company shall (i) not permit any securities other than the Warrant Shares to be included in the Initial Registration Statement unless the holders otherwise permit in writing such inclusion and (ii) use its best efforts to cause the Initial Registration Statement to be declared effective under the Securities Act of 1933, as amended (the "Securities Act") as promptly as possible after the filing thereof, but in any event on or prior to 90 days from the date of filing, and to keep such Initial Registration Statement continuously effective under the Securities Act until June 30, 2004 or such earlier date when all Warrant Shares covered by such Initial Registration Statement have been sold or may be sold pursuant to Rule 144(k).

      e. SHARES REGISTERED. The number of shares of Common Stock initially included in the Initial Registration Statement shall be no less than 100% of the sum of the number of Warrant Shares that are then issuable upon exercise of the Warrants, without regard to any limitation on the Investor's ability to exercise the Warrants.

      f. INCORPORATION BY REFERENCE. This Warrant incorporates by reference Sections 1, 4, 5, 6, and 7 of the Registration Rights Agreement dated April 23, 1999, as amended, between the Company and the Registered Owner to the extent that such provisions contained therein are not inconsistent with the provisions of this Section 12.


      13. NOTICES. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be deemed to have been received
(a) upon hand delivery (receipt acknowledged) or delivery by telex (with correct answer back received), telecopy or facsimile (with transmission confirmation report) at the address or number designated below (if received by 8:00 p.m. EST where such notice is to be received), or the first Business Day following such delivery (if received after 8:00 p.m. EST where such notice is to be received) or (b) on the second Business Day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications are (i) if to the Company to ThermoView Industries, Inc., 5611 Fern Valley Road, PO Box 34749, Louisville, KY 40232, attn: Charles L. Smith with copies to Stites & Harbison, PLLC, 400 West Market Street, Suite 1800, Louisville, KY, 40202, attn: Alex P. Herrington, Jr., Esq., fax no. (502) 587-6391 and (ii) if to the Registered Owner to Attn: Peter Greene, Brown Simpson Asset Management, 152 West 57th Street, 40th Floor New York, New York 10019, fax no. (212) 247-1329, with copies to Akin, Gump, Strauss, Hauer & Feld, L.L.P., 590 Madison Avenue, New York, New York 10022, Attn: James Kaye, fax no.
(212) 872-1002 or such other address as may be designated in writing hereafter, in the same manner, by such person.

      14. COMPLIANCE WITH GOVERNMENTAL REQUIREMENTS. The Company covenants that if any shares of Common Stock required to be reserved for purposes of exercise of Warrants hereunder require registration with or approval of any governmental authority under any Federal or state law, or any national securities exchange, before such shares may be issued upon exercise, the Company will use its best efforts to cause such shares to be duly registered or approved, as the case may be.

      15. FRACTIONAL SHARES. Upon any exercise hereunder, the Company shall not be required to issue stock certificates representing fractions of shares of the Common Stock, but may if otherwise permitted make a cash payment in respect of any final fraction of a share based on the Per Share Market Value at such time. If the Company elects not, or is unable, to make such a cash payment, the Registered Owner shall be entitled to receive, in lieu of the final fraction of a share, one whole share of Common Stock.

      16. PAYMENT OF TAX UPON ISSUE OF TRANSFER. The issuance of certificates for shares of the Common Stock upon exercise of the Warrants shall be made without charge to the Registered Owners thereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon exercise in a name other than that of the Registered Owner of such Warrant so converted and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

      17. WARRANTS OWNED BY COMPANY DEEMED NOT OUTSTANDING. In determining whether the holders of the outstanding Warrants have concurred in any direction, consent or waiver under this Warrant, warrants which are owned by the Company or any other obligor on the Warrants or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the warrants shall be disregarded and deemed not to be outstanding for the purpose of any such determination; provided that any Warrants owned by the Purchaser (as defined in the Securities Agreement) shall be deemed outstanding for purposes of making such a determination. Warrants so owned which have been pledged in good faith may be regarded as outstanding if the pledgee establishes to the satisfaction of the Company the pledgee's right so to act with respect to such warrants and that the pledgee is not the Company or any other obligor upon the securities or any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the warrants.

      18. EFFECT OF HEADINGS. The section headings herein are for convenience only and shall not affect the construction hereof.

      19. NO RIGHTS AS STOCKHOLDER. This Warrant shall not entitle the Registered Owner to any rights as a stockholder of the Company, including without limitation, the right to vote, to receive dividends and other distributions, or to receive notice of, or to attend, meetings of stockholders or any other proceedings of the Company, unless and to the extent converted into shares of Common Stock in accordance with the terms hereof.

      20. CERTAIN ACTIONS PROHIBITED. The Company will not, by amendment of its charter documents or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the holder of this Warrant in order to protect the exercise privilege of the holder of this Warrant against dilution or other impairment, consistent with the tenor and purpose of this Warrant. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, and (ii) will take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

      21. STOCKHOLDER RIGHTS PLAN. Notwithstanding the foregoing, in the event that the Company shall distribute "poison pill" rights pursuant to a "poison pill" stockholder rights plan (the "Rights"), the Company shall, in lieu of making any adjustment pursuant to Section 6 hereof, make proper provision so that each Registered Owner who exercises a Warrant after the record date for such distribution and prior to the expiration or redemption of the Rights shall be entitled to receive upon such exercise, in addition to the shares of Common Stock issuable upon such exercise, a number of Rights to be determined as follows: (i) if such exercise occurs on or prior to the date for the distribution to the holders of Rights of separate certificates evidencing such Rights (the "DISTRIBUTION DATE"), the same number of Rights to which a holder of a number of shares of Common Stock equal to the number of shares of Common Stock issuable upon such exercise at the time of such exercise would be entitled in accordance with the terms and provisions of and applicable to the Rights; and
(ii) if such exercise occurs after the Distribution Date, the same number of Rights to which a holder of the number of shares into which the Warrant to be exercised was exercisable immediately prior to the Distribution Date would have been entitled on the Distribution Date in accordance with the terms and provisions of and applicable to the Rights, and in each case subject to the terms and conditions of the Rights.

      22. SUCCESSORS AND ASSIGNS. This Warrant shall be binding upon and inure to the benefit of the Registered Owners and its assigns, and shall be binding upon any entity succeeding to the Company by merger or acquisition of all or substantially all the assets of the Company. The Company may not assign this Warrant or any rights or obligations hereunder without the prior written consent of the Registered Owner. The Registered Owner may assign this Warrant without the prior written consent of the Company; subject in all events to requirements of federal and state securities laws.

      23. GOVERNING LAW. This Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the nonexclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.


                            [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer as of the date first set forth above.



                                        THERMOVIEW INDUSTRIES, INC.


                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                               --------------------------------

                                    EXHIBIT A

                              WARRANT EXERCISE FORM

TO:      THERMOVIEW INDUSTRIES, INC.

         The undersigned hereby: (1) irrevocably subscribes for and offers to purchase _______ shares of Common Stock of Thermoview Industries, Inc., pursuant to Warrant No. W-4 heretofore issued to Brown Simpson Partners I, Ltd. On December 29, 2000; (2) (a) encloses a payment in cash of $__________ for these shares at a price of $____ per share (as adjusted pursuant to the provisions of the Warrant); and, or (b) elects to make a cashless exercise (3) requests that a certificate for the shares be issued in the name of the undersigned and delivered to the undersigned at the address specified below.


                  Date:
                                             ----------------------------------


                  Investor Name:
                                             ----------------------------------

                  Taxpayer Identification
                  Number:
                                             ----------------------------------


                  By:
                                             ----------------------------------

                  Printed Name:
                                             ----------------------------------

                  Title:
                                             ----------------------------------

                  Address:
                                             ----------------------------------

                                             ----------------------------------

                                             ----------------------------------


                  Cashless Exercise (Y or N): __


                  Note: The above signature should correspond exactly with the name on the face of this Warrant or with the name of assignee appearing in assignment form below.


AND, if said number of shares shall not be all the shares purchasable under the within Warrant, a new Warrant is to be issued in the name of said undersigned for the balance remaining of the shares purchasable thereunder less any fraction of a share paid in cash and delivered to the address stated above.


                                       1